UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 12, 2019

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 12, 2019, at the 2019 annual meeting of stockholders (the “Annual Meeting”) of Athersys, Inc. (the “Company”), the stockholders of the Company approved the Athersys, Inc. 2019 Equity and Incentive Compensation Plan (the “Equity Plan”).  The following description of the Equity Plan is qualified in its entirety by reference to the Equity Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.
In general, the Equity Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) (although the Board may administer the Equity Plan with respect to awards to non-employee members of the Board). The Equity Plan will enable the Compensation Committee to provide equity and incentive compensation to (1) the Company’s officers and other employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award, (2) the Company’s non-employee directors and (3) certain other individuals, including certain consultants, who provide employee-type services. Pursuant to the Equity Plan, the Company may grant equity-based and cash-based compensation generally in form of stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents and other stock-based awards upon terms and conditions as further described in the Equity Plan.
Subject to adjustment as described in the Equity Plan, and subject to the Equity Plan’s share counting rules, a total of 18,483,912 shares of common stock of the Company are available for awards granted under the Equity Plan, minus one share of common stock for every share subject to an award granted under the Company’s Amended and Restated 2007 Long-Term Incentive Plan between December 31, 2018 and June 12, 2019. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the Equity Plan will generally be reduced by one share for every one share subject to an award granted under the Equity Plan. Shares underlying awards under the Equity Plan and the Company’s Amended and Restated 2007 Long-Term Incentive Plan that are cancelled or forfeited, expire, are settled for cash, or are unearned, will again be available under the Equity Plan, as further described in the Equity Plan.
The Equity Plan also provides that, subject to adjustment as described in the Equity Plan: (1) the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options will not exceed 15,000,000 shares; and (2) no Company non-employee director will be granted, in any period of one calendar year, awards under the Equity Plan, in the aggregate, with respect to more than 150,000 shares of common stock plus other compensation for such service in excess of $150,000 in cash.
The Equity Plan permits the Compensation Committee to make certain performance-based awards to participants under the Equity Plan, which awards will be earned based upon the achievement of management objectives. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following:  (1) strategic initiative key deliverable metrics consisting of one or more of the following: product development; strategic partnering; research and development; vitality index; market penetration; geographic business expansion goals; cost targets; customer satisfaction; employee satisfaction; management of employment practices and employee benefits; supervision of litigation and information technology; goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures; achievement of drug development milestones; regulatory achievements including approval of a compound; progress of internal research or clinical programs; progress of partnered programs; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies (in each case whether on particular timelines or generally); timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; financing, investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (2) operations (e.g., economic value-added; productivity; operating efficiency; cost reductions; recruiting and retaining personnel; implementation or completion of projects and processes; internal controls; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures); (3) cash flow (e.g., EBITDA; free cash flow; free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions; total cash flow; cash flow in excess of cost of capital or residual cash flow or cash flow return on investment, budget management); (4) working capital (e.g., working capital divided by sales; days’ sales outstanding; days’ sales inventory; days’ sales in payables; improvement in or attainment of expense levels or working capital levels); (5) liquidity measures (e.g., debt-to-capital; debt-to-EBITDA; total debt ratio; debt reduction); (6) sales growth, gross margin growth, cost initiative and stock price metrics (e.g., revenues; revenue growth; revenue growth outside the United States; gross margin and gross margin growth; material margin and material margin growth; stock price appreciation; total return to stockholders; sales and administrative costs divided by sales; sales and administrative costs divided by profits); (7) profits (e.g., operating income; EBIT; EBT; net income, earnings per share; residual or economic earnings; economic profit - these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition); (8) profit margins (e.g., profits divided by revenues; gross margins and material margins divided by revenues; material margin divided by sales units); and (9) returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity). The Board generally will be able to amend the Equity Plan, subject to stockholder approval in certain circumstances as described in the Equity Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on June 12, 2019. Set forth below are the voting results for each of the matters submitted to a vote of the Company's stockholders at the Annual Meeting.
Proposal One ‑ Election of Directors.
All nominees for election to the Board named in the Company's proxy statement filed with the Securities and Exchange Commission on April 26, 2019 were elected, each to a one-year term, with the following vote:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Gil Van Bokkelen	56,524,286	2,705,959	75,286,482
John J. Harrington	55,266,165	3,964,080	75,286,482
Lee E. Babiss	50,018,922	9,211,323	75,286,482
Ismail Kola	55,960,876	3,269,369	75,286,482
Lorin J. Randall	56,040,526	3,189,719	75,286,482
Jack L. Wyszomierski	55,961,078	3,269,167	75,286,482
Hardy TS Kagimoto	54,309,669	4,920,576	75,286,482

Proposal Two - Ratification of the Appointment of the Company’s Independent Auditors.

The Company's stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 with the following vote:

For	Against	Abstain
133,570,425	726,382	219,920

Proposal Three - Approval of the Athersys, Inc. 2019 Equity and Incentive Compensation Plan.

The Company's stockholders approved the Athersys, Inc. 2019 Equity and Incentive Compensation Plan with the following vote:

For	Against	Abstain	Broker Non-Votes	Uncast
50,511,683	8,293,901	424,660	75,286,482	1

Proposal Four - Approval, on an advisory basis, of Named Executive Officer Compensation.

The Company's stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers with the following vote:

For	Against	Abstain	Broker Non-Votes
50,762,040	7,891,407	576,798	75,286,482

Proposal Five - Recommendation, on an advisory basis, of the frequency of nonbinding advisory votes on Named Executive Officer Compensation.

The Company's stockholders recommended, on an advisory basis, the frequency of the stockholder advisory vote of the Company's Named Executive Officer Compensation be "every year" with the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
51,969,275	3,372,963	2,225,987	1,662,020	75,286,482

In accordance with the voting results concerning this proposal, the Board determined that the Company will hold an annual advisory vote on named executive officer compensation until the next advisory vote on the frequency of the advisory vote on named executive officer compensation.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Athersys, Inc. 2019 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (Registration No. 333- 232075) filed with the Securities and Exchange Commission on June 12, 2018).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHERSYS, INC.

/s/ Laura K. Campbell
Laura K. Campbell
Senior Vice President of Finance
(principal financial and accounting officer authorized to sign on behalf of the registrant)
Date: June 14, 2019